VALIC COMPANY I
SMALL CAP STRATEGIC GROWTH FUND
Supplement dated March 10, 2008 to the Prospectus dated October 1, 2007
This supplement supersedes the supplement dated October 31, 2007.

Name Change. The Fund’s name has changed to the “Small-Mid Growth Fund.”
Investment Strategy. In the Fund’s “Fact Sheet” on page 59 of the Prospectus, the Fund’s investment strategy is deleted in its entirety and is replaced with the following:
The Fund seeks to achieve its investment goal by investing primarily in stocks of U.S. companies with small and medium market capitalizations that the sub-adviser believes have the potential for above average growth.
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small- and medium-sized U.S. companies. This includes companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period. As of October 31, 2007, the largest company in the index had a market cap of approximately $31.1 billion. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2500® Growth Index, which was $3.04 billion as of January 31, 2008.
The sub-adviser employs a growth-style of equity management and generally seeks to purchase stocks of companies that have demonstrated earnings, asset values or growth potential that it believes are not yet reflected in the stock’s market price. The sub-adviser considers potential earnings growth above the average earnings growth of companies included in the Russell 2500® Growth Index as a key factor in selecting investments. Typically, the sub-adviser will sell a portfolio investment: i) when a portfolio manager believes the issuer’s investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager’s targeted value; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.
“Net assets” will take into account borrowing for investment purposes.
Investment Risks. The Fund’s principal investment risks have changed. The following investment risks are no longer principal investment risks and are deleted in their entirety from the Fund’s “Fact Sheet” on page 59 of the Prospectus: Credit Risk, Currency Risk, Foreign Investment Risk and Interest Rate Risk. The following risk is a new principal investment risk and is added to the Fund’s “Investment Risks” section:
Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.
Performance Information. The “Performance Information” section of the Fund’s “Fact Sheet” on page 60 is amended to add the following disclosure: “Performance for periods prior to March 10, 2008 reflects results when the Fund was managed using a small-cap growth strategy.”
Expense Summary. Footnote 1 to the “Annual Fund Operating Expenses” of the Fund’s “Expense Summary” on page 67 of the Prospectus is amended to reflect that the Fund’s expense waivers and reimbursements will continue through September 30, 2009.
Portfolio Management. Evergreen Investment Management Company, LLC (“Evergreen”) continues to serve as the Fund’s investment sub-adviser following the investment strategy change. However, the portfolio managers responsible for managing the Fund have changed. In the section titled “About VC I’s Management — Investment Sub-Advisers — Evergreen,” the disclosure with respect to the Fund is deleted in its entirety and replaced with the following:
The Small-Mid Growth Fund is managed by two investment teams, the Evergreen Small/Mid Growth team and the Evergreen Small Cap Growth team. The Small/Mid Cap Growth team is managed by Donald M. Bisson and the Small Cap Growth team is led by Linda Z. Freeman and Jeffrey S. Drummond, who are assisted by Edward Rick IV, Jeffrey Harrison and Paul Carder.

Mr. Bisson is a Managing Director and Senior Portfolio Manager as well as the Head of the Small/Mid Cap Growth team within Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessor firms since 1996. Mr. Bisson has been working in the investment management field since 1988. Ms. Freeman is a Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1991 and has been working in the investment management field since 1979. Mr. Drummond is Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1988 and has been working in the investment management field since 1988. Mr. Rick is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1994 and has been working in the investment management field since 1994. Mr. Harrison is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1997 and has been working in the investment management field since 1994. Mr. Carder is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He joined Evergreen in 2004. Prior to joining Evergreen, Mr. Carder served as an Associate Equity Research Analyst for Wachovia Securities. He has been in the investment industry since 2000. Each Portfolio Manager is a Chartered Financial Analyst.
Date: March 10, 2008